Long-Term Debt - Credit Facilities And Senior Notes (Table) (Details) - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019
Debt Instruments
Total debt	$ 639,000	$ 663,000
Less deferred financing fees	(8,559)	(9,846)
Total debt, net of deferred finance costs	630,441	653,154
Less current portion, net of deferred financing fees	(45,598)	(45,482)
Long-term debt, net of current portion and deferred financing fees	584,843	607,672
$675 Million Credit Facility | Fareastern Shipping Limited, Pegasus Shipholding S.A., Lance Shipping S.A., Seacrown Maritime Ltd., Navajo Marine Limited, Solana Holding Ltd.
Debt Instruments
Long-term debt	$ 639,000	$ 663,000